Table of Contents

USAA Family of Funds                                 1
Message from the President                           2
Investment Review:
  New York Bond Fund                                 4
  New York Money Market Fund                         9
Financial Information:
  Statements of Assets and Liabilities              13
  Portfolios of Investments in Securities:
     New York Bond Fund                             15
     New York Money Market Fund                     17
  Notes to Portfolios of Investments in Securities  20
  Statements of Operations                          21
  Statements of Changes in Net Assets               22
  Notes to Financial Statements                     23

Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Funds.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:
          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916
or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA New York Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1996, USAA. All rights reserved.

                    USAA FAMILY OF FUNDS PERFORMANCE SUMMARY

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of September 30, 1996.

______________________________________________________________________________________________
                                                   Average Annual Total Return*
______________________________________________________________________________________________
     Investment                       Inception                                     Since
     Objective                            Date        1 yr      5 yrs    10 yrs    Inception
______________________________________________________________________________________________
Capital Appreciation

Aggressive Growth                      10/19/81      33.19     16.98    14.08        -
Emerging Markets(1)                     11/7/94      10.41       -        -         4.96
Gold(1)                                 8/15/84       1.19      7.93     2.40        -
Growth                                   4/5/71      14.86     13.79    12.67        -
Growth & Income                          6/1/93      18.80       -        -        14.61
International(1)                        7/11/88      15.03     12.73      -        10.21
S&P 500 Index(4)                         5/1/96        -         -        -         7.76 ++
World Growth(1)                         10/1/92      14.79       -        -        13.01
______________________________________________________________________________________________
Asset Allocation

Balanced Strategy                        9/1/95       9.32       -         -        8.97
Cornerstone Strategy(1)                 8/15/84      14.28     12.30     10.57       -
Growth and Tax Strategy(2)**            1/11/89      12.63      9.89       -        9.77
Growth Strategy(1)                       9/1/95      25.37       -         -       23.43
Income Strategy                          9/1/95       5.08       -         -        6.13
______________________________________________________________________________________________

Income - Taxable

GNMA                                     2/1/91       3.98      6.92       -        7.43
Income                                   3/4/74       3.26      7.76      9.17       -
Income Stock                             5/4/87      12.73     12.41       -       12.03
Short-Term Bond                          6/1/93       5.60       -         -        5.29
_______________________________________________________________________________________________

Income - Tax Exempt

Long-Term(2)**                          3/19/82       6.91      7.06      7.52       -
Intermediate-Term(2)**                  3/19/82       5.43      7.02      7.12       -
Short-Term(2)**                         3/19/82       4.51      5.04      5.49       -
California Bond(2)**                     8/1/89       8.34      7.34       -        7.52
Florida Tax-Free Income(2)**            10/1/93       7.30       -         -        3.17
New York Bond(2)**                     10/15/90       6.34      6.80       -        8.29
Texas Tax-Free Income(2)**               8/1/94       8.56       -         -        9.23
Virginia Bond(2)**                     10/15/90       6.98      7.34       -        8.15
_______________________________________________________________________________________________

Money Market

Money Market(3)                          2/2/81       5.33      4.38      5.85     -
Tax Exempt Money Market(2),(3)**         2/6/84       3.45      3.09      4.23     -
Treasury Money Market Trust(3)           2/1/91       5.18      4.16       -      4.28
California Money Market(2),(3)**         8/1/89       3.37      2.98       -      3.65
Florida Tax-Free Money Market(2),(3)**  10/1/93       3.34       -         -      2.99
New York Money Market(2),(3)**         10/15/90       3.35      2.82       -      3.06
Texas Tax-Free Money Market(2),(3)**     8/1/94       3.31       -         -      3.32
Virginia Money Market(2),(3)**         10/15/90       3.24      2.91       -      3.20
_________________________________________________________________________________________


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(4) S&P 500(registered trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
**  IRAs are not available for tax-exempt funds. The Growth and Tax
    Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
++  Cumulative total return since inception.

(A photo of Michael J.C. Roth, President and Vice Chairman of the Board, appears here)


    I am writing this message in late October and every day it seems someone asks what effect the election will have on the financial markets. My frank answer is that I don't know. What I prefer to talk about are things that concern me about the markets and things that give me hope.

My greatest concern is the promises we as a nation have made to our citizens coupled with our unwillingness to face the cost of those promises. Some of these promises are highly noble. We have tried to provide decent housing for those in our midst who cannot afford it. With a decent and safe home most people would have the opportunity to seek the education and work that could lift families out of poverty. But effective solutions are very difficult to achieve, and too often we succeed only in creating generations mired in hopeless dependency. We have promised medical care to the poor and the elderly, but the cost of that care runs away from the tax revenues we have dedicated to it. We have promised a safety net, social security, to our elderly, and we did take decisive steps to raise the tax revenue to fund that. But the excess of social security taxes over benefits, which should have built a meaningful trust fund, has been systematically borrowed by the treasury and spent on other current needs. That trust fund consists solely of promises by the federal government which will have to be funded somehow in the future. And then we have quite properly promised our citizens a strong national defense. These are decent and noble promises but they translate to a debt burden whose service requires a large and growing part of what we produce as a nation.

But there is much we are prone to overlook. We forgot in the 80s that the Japanese borrowed heavily from American knowledge and American methods to work their economic miracle. We forget that the freedom of our society, both political and intellectual, draws bright people from all over the world and allows them and our own citizens the opportunity to take risks and reap the rewards. We are a vibrant nation in the forefront of change that is shaping the world. From IMCO's standpoint this means that there are great opportunities for investors.

We tend, at times, to dwell on the problems. USAA, as a citizen of San Antonio and the other great cities in which we have a presence, has confronted these. Hundreds of our employees are mentors in schools. They and others in our company devote their skills and their money to bettering the lives of people in our communities. But while we in the Investment Management Company participate in these endeavors, our attention is focused on the opportunities that abound in the U.S. and other countries. We see, perhaps more clearly than most people, that those opportunities offer great hope to very many people and that great hope offers great opportunity to our investors.

This election is a small step on a long journey.

Sincerely,


Michael J.C. Roth
President and
Vice Chairman of the Board


Investment Review

New York Bond Fund

OBJECTIVE: Provide New York investors with a high level of current interest income that is exempt from federal income taxes and New York state and New York City personal income taxes.

Types of Investments: Invests primarily in long-term investment grade New York tax-exempt securities.
                                           3/31/96           9/30/96
Net Assets                              $54.0 Million     $55.5 Million
Net Asset Value Per Share                  $10.95            $10.98

Average Annual Total Returns as of 9/30/96
March 31, 1996 to September 30, 1996         3.28%#
1 Year                                       6.34%
5 Years                                      6.80%
Since inception on October 15, 1990          8.29%

# Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

30-Day SEC Yield on September 30, 1996       5.58%*

* Calculated as prescribed by the Securities and Exchange Commission.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment for the period of 10/15/90 to 9/30/96, with dividends and capital gains reinvested. The ending values for the items graphed are:

Lehman Brothers Muni. Bond Index  $16,150
USAA New York Bond Fund            16,125]


The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform such an index, since funds have expenses.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Message from the Manager

[Photograph of Kenneth E. Willmann, CFA, Portfolio Manager, appears here.]

A Trading Range

In the six months ended September 30, 1996, interest rates stayed in a narrow trading range. By that I mean, interest rates have changed sharply from day to day, yet over the entire period they changed only marginally. The graph below illustrates this very well.

[A graph is located here which shows Municipal and U.S. Treasury Bond Yields from 3/29/96 to 9/30/96. The vertical axis shows the yield and the horizontal axis shows the time period. The ending value on 9/30/96 for the 30 year U.S. Treasury is 6.92% and the ending value for the Bond Buyer 40-Bond Index (BBI40) is 5.89%]

Note: Past performance is no guarantee of future results. The results of the comparison reflect current conditions as regards to tax laws, inflationary trends, and general corporate policies and practices. Investors are encouraged to closely monitor changes in any factor which may affect their investments.

Please note that the top line is the yield of the active 30-year U. S. Treasury Bond, or the "Long Bond" as it is known. This is generally considered the benchmark for long-term interest rates in the U.S. The bottom line in the graph represents the yield of the Bond Buyer 40-bond Index (BBI40), which is the industry standard for the yield of long-term, investment-grade municipal bonds.

Neither of the lines changes very much from beginning to end during the six-month period. The Long Bond yield stood at 6.67% on March 29, 1996, and ended at 6.92% on September 30, 1996. The total difference in yields between those two dates was only .25%. This indication reflects much day-to-day volatility, but nothing too dramatic. Instead, the volatility was both up and down and retraced a similar path several times. For the period, the Long Bond yield fell to its low of 6.60% on April 2, 1996, then peaked twice at its high yield of 7.19%, on June 12, 1996 and again on July 5, 1996. It oscillated several times around 7.00%, but always within that range.

The yield of the BBI40 shows even less difference. It started the six-month period at 5.96% and dropped to 5.89%, a difference of only .07%! The high yield of 6.22% was reached on June 10, 1996, and the low yield of 5.80% was recorded twice, on August 9, 1996, and again on August 12, 1996. It oscillated several times around 6.00%, but always within that range.

New York Bond Fund

As you would expect, the performance of the New York Bond Fund approximated that of the BBI40. The 30-day SEC Yield was 5.49% on March 31, 1996, and ended the six-month period at 5.58% on September 30, 1996. The high 30-day yield of 5.82% was reached on July 5 and July 8, 1996, and the low of 5.46% was reached on August 12, 1996. The net asset value per share, which moves in the opposite direction from theyield, began this period at $10.95 and ended at $10.98. Its low level of $10.67 fell on June 10 and June 11, 1996, and it rose to $11.10 on August 9 and August 12, 1996. Just like the indices, the Fund experienced short-term volatility. But when you step back and look at the entire six-month period, the volatility all but disappears. Essentially, the income earned in the period was the total return for the period.

Current Economy

The primary cause of the trading range scenario painted above is the uncertainty about the economy which the securities markets are experiencing. The economic statistics coming out of Washington, D.C., are giving a mixed picture of the economic environment. There is a seemingly endless debate going on among professional investors and economists about whether the economy is speeding up or slowing down. Morespecifically, the debate focuses on whether inflation (which is currently at the lowest level in years) is rising or falling. Inflation is one of the primary drivers of interest rates.

As I write this in mid-October, the upcoming elections also add to the uncertainty in the marketplace. The Congressional races loom just as large as the Presidential race. The relationship between the Congress and the Administration is extremely important to formulating, passing and implementing new legislation. Of special interest to investors in tax-exempt municipal bonds and funds is the fact that tax policy originates and is passed within Congress. We will not know the fate of tax reform until after the new Congress meets and sets its priorities.

New York Outlook

While the state finished fiscal 1996 on a positive note, the year was most notable for the longest budget delay in state history. General obligation and lease-backed debt was not affected, however, as appropriation for debt service was enacted prior to the beginning of the fiscal year. The budget is likely to remain contentious going forward as the state addresses significant budget gaps in future years due in part to the enactment of large multi-year tax cuts that will reduce available state resources for spending.

The state's economy, while broad and diverse, has been relatively weak when compared to the nation as a whole. This is evidenced by July 1996 unemployment rates (seasonally adjusted) of 6.5% for New York state, 8.8% for New York City and 5.4% for the country as a whole.

The ability of the Pataki Administration to pass and implement a timely and structurally sound budget, combined with ongoing economic performance, will continue to be key components of future financial health. I will be closely monitoring these and other issues going forward and their potential impact on credit quality.

[A graph is shown here comparing the 12-month dividend yield of the USAA
New York Bond Fund and the Lipper New York Municipal Debt Funds Average from 9/31/91 to 9/30/96. The vertical axis shows the yield and the horizontal axis shows the yield and the horizontal axis shows the time period. The values are:

USAA New York Bond Fund  6.06   5.90   5.26   5.66   5.77   5.82

Lipper New York Muni.
 Debt Funds Average      6.36   6.05   5.31   5.57   5.22   4.95]

The Lipper New York Municipal Debt Funds average is computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data from 9/30/91 to 9/30/96.


Strategy

I will continue to follow the strategy of favoring tax-exempt income over capital gains while maintaining a quality portfolio. That strategy certainly paid off for the six months ended September 30, 1996. The annualized dividend yield(1) on the Fund was 5.85%, well ahead of Lipper's New York State Municipal Debt Funds(2) average of 4.88% for the 101 funds in the category.

(1) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.

(2) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.

[A pie chart is shown here depicting the Portfolio Ratings/Mix as of September 30, 1996 for the New York Bond Fund to be: AAA - 17%, AA - 39%, A - 26%,
BBB - 17% and Cash Equivalents - 1%.]

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group or Fitch Investors Service.

Note: Income may be suject to federal, state or local taxes, or the alternative minimum tax.

See page 15 for a complete listing of the Portfolio of Investments in Securities.

Investment Review

New York Money Market Fund

OBJECTIVE: Provide New York investors with a high level of current interest income that is exempt from federal income taxes and New York state and New York City personal income taxes, while preserving capital and maintaining liquidity.

Types of Investments: High quality New York tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                                     3/31/96              9/30/96
Net Assets                       $45.6 Million         $47.6 Million
Net Asset Value Per Share             $1.00                $1.00

Average Annual Total Returns as of 9/30/96
March 31, 1996 to September 30, 1996         1.59%#
1 Year                                       3.35%
5 Years                                      2.82%
Since inception on October 15, 1990          3.06%

# Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

7-Day Simple Yield on September 30, 1996     3.32%

[A graph is shown here comparing the 7-day yield of the USAA New York Money Market Fund and the IBC/Donoghue's State Specific SB & GP (Tax-Free): New York from 9/95 to 9/96. The vertical axis shows the yield and the horizontal axis shows the time period. The ending value, on 9/30/96, for the USAA New York Money Market Fund is 3.32% and the ending value for the IBC Donoghue's State Specific SB & GP (Tax-Free):
New York is 3.05%.]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. The graph tracks the Fund's 7-day simple yield against IBC/Donoghue's State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free): New York Money Funds, an average of all major money market fund yields.

Message from the Manager

[A photograph of Portfolio Manager,John C. Bonnell, CFA, appears here.]

Interest Rates

When 1996 began, interest rates were falling. The Federal Reserve (Fed) lowered the Federal Funds rate (the rate banks charge other banks for overnight loans) by .25% at the end of January. This move proved to be the only action taken so far this year by the Fed. Not long after the Fed's action, however, economic indicators and statistics came out reflecting much stronger growth than expected, sending short-term interest rates higher. With investors trying to anticipate interest rate actions by the Fed and reacting to each economic indicator released, short-term interest rates remained very volatile throughout 1996. Many investors were caught off guard after expecting the Fed to raise the rate .25% to .50% following their September 24th meeting. When the Fed left the Federal Funds rate unchanged, market interest rates fell significantly. Clearly, the true magnitude of economic growth taking place remains elusive. This illustrates why we do not forecast interest rates.
It is difficult, if not impossible, for anyone to consistently predict future interest rate movements. Your money market fund strives to meet its objective in any prevailing interest rate environment.

Strategy

Your Fund's success stems from two major advantages. First is the expense ratio. Your Fund's expense ratio was .50%, net of reimbursements, versus an industry average of .66%.* The lower a fund's expense ratio (everything else being equal), the higher the potential return is to you. The second major advantage your fund has is the quality of research provided by our internal research department. Our credit research team, which includes four full-time money market analysts, not only pores over financial statements, but also interrogates the appropriate individuals (often including on-site tours/ visits) responsible for repayment of the debt we are considering purchasing for the portfolio. This type of analysis helps avoid problems such as the Orange County, California, bankruptcy and helps us identify opportunities to enhance performance without taking risks inappropriate for a money market fund. Credit quality and preservation of capital remain top priorities of the Fund.

Our conservative approach to managing the Fund includes strict limits we place on the portfolio regarding diversification. These limits go beyond the rules governing money market funds set forth by the Securities and Exchange Commission (SEC) which are intended to protect the safety and quality of money market funds.

* Source: IBC/Donoghue's State Specific SB & GP (Tax-Free): New York

[A graph is here showing the growth of $10,000, from 10/15/90 to 9/30/96, invested in the USAA New York Money Market Fund. The vertical axis shows the dollar amount and the horizontal axis shows the time period. The ending value is $11,986.]

Past performance is no guarantee of future results and the value of your investment may vary according to the fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax.

Performance

While past performance is no guarantee of future results, for the 12 months ending 9/30/96 your fund ranked 2 out of 34 New York Money Market Funds according to IBC/Donoghue, Inc. with a yield of 3.33%. The average for the category over the same time period was 2.92%.

New York

While the state finished fiscal 1996 on a positive note, the year was most notable for the longest budget delay in state history. The state's debt payments were not affected, as appropriation for debt service was enacted prior to the beginning of the fiscal year. However, many local governments and school districts dependent on state aid were forced to issue short-term notes to carry them until the state budget was passed. The state's budget is likely to remain contentious as the state addresses significant budget gaps in future years.

New York's economy, while broad and diverse, has been relatively weak compared to the nation as a whole. This is evidenced by July 1996 unemployment rates (seasonally adjusted) of 6.5% for the state and 8.8% for New York City, compared to a national rate of 5.4%. We continue to analyze each issue on a case by case basis and remain very selective when investing fund assets.

An investment in any money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

See page 17 for a complete listing of the Portfolio of Investments of Securities.

Statements of Assets and Liabilities
(In Thousands)

September 30, 1996
(Unaudited)
                                                                  New York
                                                 New York       Money Market
                                                Bond Fund           Fund

Assets
     Investments in securities, at market value
          (identified cost of $52,494 and
           $47,201, respectively)               $ 54,799          $ 47,201
     Cash                                             61               533
     Receivables:
          Capital shares sold                          4                20
          Interest                                   844               224
                                                --------          --------
               Total assets                       55,708            47,978
                                                --------          --------
Liabilities
     Capital shares redeemed                          20               275
     USAA Investment Management Company               75                56
     USAA Transfer Agency Company                      4                 3
     Accounts payable and accrued expenses            21                18
     Dividends on capital shares                      65                 4
                                                --------          --------
               Total liabilities                     185               356
                                                --------          --------
                 Net assets applicable to
                 capital shares outstanding     $ 55,523          $ 47,622
                                                ========          ========

Represented by:
     Paid-in capital                            $ 56,558          $ 47,622
     Accumulated net realized loss on
      investments                                 (3,340)              -
     Net unrealized appreciation of investments    2,305               -
                                                --------          --------
                 Net assets applicable to
                 capital shares outstanding     $ 55,523          $ 47,622
                                                ========          ========
     Capital shares outstanding                    5,059            47,622
                                                ========          ========
     Net asset value, redemption price, and
       offering price per share                 $  10.98          $   1.00
                                                ========          ========

See accompanying notes to financial statements.

Categories & Definitions

September 30, 1996
(Unaudited)

Fixed Rate Instruments - consist of municipal bonds, notes, and commercial paper. The coupon rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates. At maturity, the security pays face value.

Put Bonds - provide the right to tender, or put, the bond for redemption at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date. Between tender dates, the price of a put bond generally varies inversely to the movement of interest rates.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to demand, or put, the security for redemption at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider to support the underlying obligor's debt service obligations and/or the put option. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the credit enhancement.



New York Bond Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1996
(Unaudited)

 Principal                                              Coupon     Final      Market
  Amount                        Security                 Rate     Maturity     Value

                               Fixed Rate Instruments (98.3%)
            New York
            Dormitory Auth. RB,
$ 1,750          Series 1990A (Devereux Foundation)(CRE) 7.40%  7/01/15(a)  $  1,946
  2,000          Series 1992 (Manhattan College) (CRE)   6.50   7/01/19        2,081
  2,000          Series 1994 (Gurwin Geriatric Center)   7.35   8/01/29        2,227
  2,500          Series 1994B (State Univ. System)       6.25   5/15/20        2,529
  2,500          Series 1996 (St. John's Health Care)    6.25   2/01/36        2,559
  2,550          Series 1996-2 (City Univ. System)       6.00   7/01/26        2,508
  1,650     Environmental Facilities Corp. PCRB,
                 Series 1990B                            7.50   3/15/11        1,789
  1,980     Groton Community Health Care Facilities RB,
                Series 1994A                             7.45   7/15/21        2,200
            Housing Finance Agency,
  1,910         MFH RB, Series 1992E                     6.75   8/15/25        1,979
  2,450         MFH RB, Series 1996A (CRE)               6.13  11/01/20        2,453
  2,525     Service Contract RB, Series 1996A            6.00   3/15/26        2,463
            Medical Care Facilities Finance Agency RB,
  2,500         Series 1994A (Community General Hospital
                of Sullivan County)                      6.25   2/15/24        2,426
  2,000         Series 1994A (Hospital and Nursing Home
                Facilities)                              6.50   2/15/34        2,058
  2,000         Series 1994A (New York Hospital) (CRE)   6.90   8/15/34        2,200
  2,000         Series 1994E (Mental Health Services)    6.50   8/15/24        2,045
  2,500         Series 1995A (Brookdale Hospital)        6.85   2/15/17        2,592
  2,500         Series 1995A (Health Center Projects)    6.38   1/15/19        2,595
  6,250     Mortgage Agency RB, Series EE-3              7.75   4/01/16        6,639
  2,235     New York City Capital Improvement Bonds
                34th St. Partnership, Series 1993        5.50   1/01/14        2,116
            New York City GO,
  3,000         Series 1995B                             7.25   8/15/19        3,220
  1,560         Series 1996J                             6.00   2/15/24        1,497
  2,500     New York City Municipal Water Finance RB,
                Series 1996B                             5.88   6/15/26        2,477
                                                                              ------
            Total fixed rate instruments (cost: $52,294)                      54,599
                                                                              ------

                         Variable Rate Demand Note (0.4%)
             New York
    200      St. Lawrence County IDA PCRB,
                Series 1985 (CRE) (cost: $200)           3.95  12/01/07          200
                                                                             -------
               Total investments (cost: $52,494)                             $54,799
                                                                             =======


   Portfolio Summary By Industry

Nursing Care                 16.3%
Hospitals                    13.0
Education                    12.8
Multi-Family Housing         12.4
Single-Family Housing        11.9
General Obligations           8.5
Healthcare - Miscellaneous    8.4
Water/Sewer                   4.5
Special Assessment/Tax/Fee    3.8
Escrowed Securities           3.5
Water Utilities               3.2
Aluminum                       .4
                             ----
          Total              98.7%
                             ====


New York Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1996
(Unaudited)

 Principal                                        Coupon    Final
  Amount                Security                   Rate   Maturity     Value


                Variable Rate Demand Notes (80.5%)
           New York (77.1%)
$ 2,200    Chautauqua County IDA IDRB,
              Series 1984A (CRE)                  4.38%   1/01/00    $  2,200
           Dormitory Auth. RB,
  3,200       Series 1994A (CRE)                  3.85    7/01/24       3,200
  1,500       Series 1995 (CRE)                   3.85    7/01/25       1,500
  1,810       Series 1996 (CRE)                   3.70    7/01/25       1,810
  1,150    Glens Falls IDA RB, Series 1985 (CRE)  3.70    8/01/05       1,150
           Job Development Auth. RB,
    355       Series 1984 D1-D9 (CRE)             3.60    3/01/99         355
    300       Series 1985 A1-A9 (CRE)             3.75    3/01/00         300
    515       Series 1985 C1-C34 (CRE)            3.75    3/01/00         515
  2,200    Local Government Assistance Corp. RB,
              Series 1995G (CRE)                  3.65    4/01/25       2,200
    550    Monroe County IDA RB, Series 1985 (CRE)3.55   12/01/00         550
  1,000    Nassau County IDA RB, Series 1984 (CRE)3.80   12/01/99       1,000
  7,600    New York City Housing Development Corp. RB,
              Series 1984A (CRE)                  4.20   12/01/16       7,600
           New York City IDA RB,
  2,100       Series 1985 (CRE)                   3.85   12/01/15       2,100
    600       Series 1990 (CRE)                   3.65    5/01/20         600
  1,300       Series 1993 (CRE)                   3.75    6/30/23       1,300
  1,200    Niagara County IDA RB, Series 1994A    4.00   11/15/24       1,200
    300    North Hempstead Solid Waste Management
              Auth. RB, Series 1993A (CRE)        3.75    2/01/12         300
  2,300    Oswego County IDA PCRB, Series 1992    3.80   12/01/08       2,300
  1,000    Rotterdam IDA RB, Series 1993A (CRE)   3.60   11/01/09       1,000
  2,300    St. Lawrence County IDA PCRB,
              Series 1985 (CRE)                   3.95   12/01/07       2,300
           Suffolk County IDA RB,
  1,250       Series 1984 (CRE)                   3.85    9/01/14       1,250
  2,000       Series 1992 (CRE)                   3.60   12/01/12       2,000
           Puerto Rico (3.4%)
  1,600    Industrial, Tourist, Educational, Medical
              and Environmental Control Facilities
              Financing Auth. RB, Series 1995A
              (CRE)                               4.00    1/01/15       1,600
                                                                      -------
                Total variable rate demand notes (cost: $38,330)       38,330
                                                                      -------
                                  Put Bonds (8.1%)
           New York
           Energy Research and Development Auth. PCRB,
    800       Series 1985A (CRE)                  3.30   3/15/15          800
  1,800       Series 1985A (CRE)                  3.25   3/01/16        1,800
  1,000       Series 1985B (CRE)                  3.85  10/15/15        1,000
    270    Hudson IDA RB, Series 1985 (CRE)       4.25  12/15/00          270
                                                                      -------

               Total put bonds (cost: $3,870)                           3,870
                                                                      -------
                         Fixed Rate Instruments (10.5%)
           New York
  1,000    Beacon School District GO, Series
                1996 (CRE)                        5.00   7/15/97        1,009
    697    Dormitory Auth. Revenue Notes CP,
                Series 1989A (CRE)                3.60  10/18/96          697
  1,000    Erie County RAN, Series 1996A (CRE)    4.25   4/17/97        1,003
    700    Huntington GO Public Improvement Bonds,
                Series 1996 (CRE)                 4.80   7/15/97          704
  1,360    Rockland County GO, Series 1994B (CRE) 5.90  11/15/96        1,364
    220     Seaford Union Free School District GO,
                Series 1996 (CRE)                 6.50   6/15/97          224
                                                                      -------
               Total fixed rate instruments (cost: $5,001)              5,001
                                                                      -------
               Total investments (cost: $47,201)                      $47,201
                                                                      =======

      Portfolio Summary By Industry

Multi-Family Housing                  16.0%
Education                              9.9
Nursing Care                           9.9
General Obligations                    8.9
Electric Power                         8.7
Buildings                              6.6
Aluminum                               4.8
Tobacco                                4.8
Publishing/Newspapers                  4.6
Sales Tax Obligations                  4.6
Hotel/Motel                            4.4
Community Service                      4.2
Publishing                             3.8
Electronics - Instrumentation          2.6
Finance - Municipal                    1.5
Chemicals - Specialty                  1.3
Pollution Control                      1.3
Manufacturing - Diversified Industries  .6
Resource Recovery                       .6
                                      ----
          Total                       99.1%
                                      ====


Notes to Portfolios of Investments in securities

September 30, 1996
(Unaudited)

General Notes

Values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations
          CP   Commercial Paper
          CRE  Credit Enhanced
          GO   General Obligation
          IDA  Industrial Development Authority/Agency
          IDRB Industrial Development Revenue Bond
          MFH  Multi-Family Housing
          PCRB Pollution Control Revenue Bond
          RAN  Revenue Anticipation Notes
          RB   Revenue Bond

Specific Notes

(a)  Prerefunded to various dates prior to maturity at the call price.

See accompanying notes to financial statements.

Statements of Operations
(In Thousands)

Six-month period ended September 30, 1996
(Unaudited)
                                                          New York
                                           New York     Money Market
                                          Bond Fund         Fund

Net investment income:
     Interest income                       $  1,750      $  829
                                           --------      ------
     Expenses:
          Management fees                       123         102
          Transfer agent's fees                  22          17
          Custodian's fees                       20          21
          Postage                                 2           2
          Shareholder reporting fees              1           2
          Directors' fees                         2           2
          Registration fees                       1           1
          Audit fees                              8           8
          Legal fees                              4           4
          Other                                   2           2
                                            -------      ------
               Total expenses before
                  reimbursement                 185         161
          Expenses reimbursed                   (47)        (47)
                                            -------      ------

               Total expenses after
                   reimbursement                138         114
                                            -------      ------
                    Net investment income     1,612         715
                                            -------      ------
Net realized and unrealized gain (loss)
          on investments:
          Net realized loss                    (599)        -
           Change in net unrealized
              appreciation/depreciation          721        -
                                             -------     ------
                    Net realized and
                       unrealized gain           122        -
                                             -------     ------

Increase in net assets resulting from
      operations                             $ 1,734     $  715
                                             =======     ======

See accompanying notes to financial statements.

Statements of Changes in Net Assets
(In Thousands)

Six-month period ended September 30, 1996 and Year ended March 31, 1996 (Unaudited)
                                      New York               New York
                                   Bond Fund Money         Market Fund
                                 9/30/96     3/31/96     9/30/96    3/31/96

From operations:
     Net investment income       $ 1,612     $ 3,049    $  715     $ 1,170
     Net realized gain (loss)
       on investments               (599)        658         -           -
     Change in net unrealized
       appreciation/depreciation
       of investments                721         190         -           -
                                 -------     -------    ------     -------
          Increase in net assets
           resulting from
           operations              1,734       3,897       715       1,170
                                 -------     -------    ------     -------
Distributions to shareholders from:
     Net investment income        (1,612)     (3,049)     (715)     (1,170)
                                 -------     -------    ------     -------
From capital share transactions:
     Proceeds from shares sold     5,467      14,008    25,952      51,173
     Shares issued for dividends
         reinvested                1,242       2,362       684       1,120
     Cost of shares redeemed      (5,295)    (13,738)  (24,568)    (34,264)
                                 -------     -------   -------     -------
          Increase in net assets
            from capital share
            transactions           1,414       2,632     2,068      18,029
                                 -------     -------    ------     -------
Net increase in net assets         1,536       3,480     2,068      18,029
Net assets:
     Beginning of period          53,987      50,507    45,554      27,525
                                 -------     -------   -------     -------
     End of period               $55,523     $53,987   $47,622     $45,554
                                 =======     =======   =======     =======

Change in shares outstanding:
     Shares sold                     503       1,269    25,952      51,173
     Shares issued for dividends
          reinvested                 114         214       684       1,120
     Shares redeemed                (487)     (1,244)  (24,568)    (34,264)
                                 -------      ------   -------     -------
          Increase in shares
              outstanding            130         239     2,068      18,029
                                 =======      ======   =======     =======
Authorized shares of $.01 par
     value                        25,000     25,000    100,000     100,000
                                 =======     ======    =======     =======

See accompanying notes to financial statements.

Notes to Financial Statements

September 30, 1996
(Unaudited)

(1) Summary of Significant Accounting Policies USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the New York Bond Fund and New York Money Market Fund (the Funds). The Funds have a common objective of providing New York investors with a high level of current interest income that is exempt from federal, New York state, and New York City personal income taxes. The New York Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the New York Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last saleprice to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, all securities in the New York Money Market Fund are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the bonds. The Funds concentrate their investments in New York municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)  Lines of Credit
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 14, 1997, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank, ($100 million committed).
The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, each Fund may borrow up to a maximum of 15% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the six-month period ended September 30, 1996.

(3)  Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at September 30, 1996.

Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At September 30, 1996, the New York Bond Fund had capital loss carryovers for federal income tax purposes of approximately $3,340,000 which, if not offset by subsequent capital gains will expire between 2003-2004. It is unlikely that the Board of Directors of the Company will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4)  Investment Transactions
Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 1996 for the New York Bond Fund were $16,102,983 and $15,786,346, respectively. Purchases and sales/maturities of securities for the six-month period ended September 30, 1996 for the New York Money Market Fund were $49,812,273 and $48,056,000, respectively.

Gross unrealized appreciation and depreciation of investments at September 30, 1996 for the New York Bond Fund was $2,431,213 and $126,373, respectively.

(5)  Transactions with Manager
A. Management fees - The investment policies of the Funds and the management of the Funds' portfolios is carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50,000,000, .40% of that portion over $50,000,000 but not over $100,000,000, and .30% of that portion over $100,000,000. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Company. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Company has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The agreement provides that the Manager will receive no fee or other remuneration for such services.


Notes to Financial Statements (continued)

New York Bond Fund

September 30, 1996         Six-Month
(Unaudited)               Period Ended             Year Ended March 31,
                          September 30,            --------------------
                              1996       1996      1995      1994      1993     1992
                              ----       ----      ----      ----      ----     ----
Net asset value at
   beginning of period      $  10.95  $  10.77  $  10.83  $  11.62  $  10.94  $ 10.50
Net investment income            .32       .63       .62       .62       .65      .69
Net realized and
   unrealized gain (loss)        .03       .18      (.06)     (.50)      .80      .44
Distributions from net
   investment income            (.32)     (.63)     (.62)     (.62)     (.65)    (.69)
Distributions of realized
   capital gains                   -         -         -      (.29)     (.12)       -
Net asset value at          --------  --------  --------  --------  --------  --------
   end of period            $  10.98  $  10.95  $  10.77  $  10.83  $  11.62  $  10.94
                            ========  ========  ========  ========  ========  ========
Total return (%) *              3.28      7.67      5.42       .68     13.74     11.00
Net assets at end
   of period ($000)         $ 55,523  $ 53,987  $ 50,507  $ 56,912  $ 48,925  $ 28,022
Ratio of expenses to
   average net assets (%)        .50(a)(b) .50(a)    .50(a)    .50(a)    .50(a)    .50(a)
Ratio of net investment
   income to average
   net assets (%)               5.91(a)(b)5.75(a)   5.83(a)   5.24(a)   5.79(a)   6.32(a)
Portfolio turnover (%)         29.45     74.80    74.74     124.40    107.12    110.77


(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:


Ratio of expenses to
     average net assets(%)       .68(b)    .69      .71        .69       .80      1.07
Ratio of net investment
     income to average
     net assets (%)             5.73(b)   5.56     5.62       5.05      5.49      5.75

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
 * Assumes reinvestment of all dividend income and capital gains distributions during the period.

Notes to Financial Statements (continued)

New York Money Market Fund
                            Six-Month
September 30, 1996         Period Ended          Year Ended March 31,
(Unaudited)                September 30,         --------------------
                               1996      1996    1995      1994     1993      1992
                               ----      ----    ----      ----     ----      ----
Net asset value at
   beginning of period      $  1.00  $  1.00  $  1.00   $  1.00  $  1.00   $  1.00
Net investment income           .02      .04      .03       .02      .03       .04
Distributions from net
   investment income           (.02)    (.04)    (.03)     (.02)    (.03)     (.04)
                            -------  -------  -------   -------   ------   -------
Net asset value at
   end of period            $  1.00  $  1.00  $  1.00   $  1.00  $  1.00   $  1.00
                            =======  =======  =======   =======  =======   =======
Total return (%) *             1.59     3.56     2.76      2.00     2.51      3.72
Net assets at end
   of period ($000)         $47,622  $45,554  $27,525   $24,513  $19,428   $16,788
Ratio of expenses to
   average net assets (%)       .50(a)(b).50(a)   .50(a)    .50(a)   .50(a)    .50(a)
Ratio of net investment
   income to average
   net assets (%)             3.15(a)(b) 3.47(a) 2.74(a)   1.98(a)  2.46(a)   3.61(a)


(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:

Ratio of expenses to
     average net assets (%)    .71(b)     .78     .85       .98     1.06    1.26
Ratio of net investment
     income to average
     net assets (%)           2.94(b)    3.19    2.39      1.50     1.90    2.85

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

* Assumes reinvestment of all dividend income distributions during the period.